SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               September 24, 1997
                Date of Report (Date of earliest event reported)

                      ROCKY MOUNTAIN INTERNATIONAL LIMITED
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


 Washington                        33-42070                    91-1552419
 ----------                        --------                    ----------
(State or other                  (Commission                  (IRS Employer
jurisdiction                      File Number)              Identification No.)
of incorporation)

           3418 North Ocean Boulevard, Fort Lauderdale, Florida 33308
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (954)565-9292

                             Olympus Ventures, Inc.
                             ----------------------
            (Former name and address, if changed since last report.)

                                  Page 1 of 23.
                            Exhibit Index on page 8.

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Item 1.  Changes in Control of Registrant

     See Item 5 herein.

Item 2.  Acquisition or Disposition of Assets

     See Item 5 herein.

Item 5.  Other Events

     On September 24, 1997, Rocky Mountain International Limited, formerly Olympus Ventures, Inc. (the "Company") signed an Agreement and Plan of Reorganization (the "Agreement") to acquire all of the outstanding common stock of Rocky Mountain Crystal Water, Inc. ("Rocky Mountain"), a private Wyoming-based producer, bottler and distributor of artesian water. In exchange for the shares of common stock of Rocky Mountain, the Company will issue 6,684,750 shares of its common stock to the shareholders of Rocky Mountain and an additional 6,000,000 shares one year from the date of the Agreement, assuming no disqualifying events occur during the one year period. The Agreement is intended to qualify as a tax-free reorganization under the Internal Revenue Code.

     The principal assets of Rocky Mountain include inventory, accounts receivable, and equipment, which will continue to be used as at present; licenses for water rights to extract and produce artesian water from its source in the Big Horn mountains of Wyoming; and cash.

     The terms of the Agreement were the result of arms-length negotiations between the managements of the Company and Rocky Mountain, and is based, in part, on the value of Rocky Mountain's assets and expected revenues from the sale of bottled water. Prior to the Agreement, there was no affiliation between any of the parties to the Agreement, or any affiliates of the parties.

     As part of the Agreement, the Company changed its name from Olympus Ventures, Inc. to Rocky Mountain International Ltd., and the officers and directors of the Company resigned and appointed the officers and directors of Rocky Mountain to be the officers and directors of the Company. The new officers and directors of the Company are as follows:


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      Name                            Position/Title
      ----                            --------------

Michael A. Puhr                    President/Director
Lorinda Liang                      Vice President/Secretary/Director
Wen Jen Allen Lan                  Director

None of the officers or directors are related to any of the other officers or directors.

     Assuming the issuance of 6,684,750 shares of common stock of the Company to the shareholders of Rocky Mountain in accordance with the terms of the Agreement, the following persons are known by the Company to own 5% or more of the Company's voting stock:

                                                               Percent of
 Name and Address                    Number of Shares       Outstanding Shares
 ----------------                    ----------------       ------------------

Michael  A.  Puhr                       2,015,042                20.59
5639 W.  109th  Circle
Westminster, CO 80020

Lorinda Liang                           1,999,911                20.43
8888 S. Chestnut Hill Ct.
Highlands Ranch, CO 80126

Wen Jen Allen Lan                         510,578                 5.21
No. 95 Fen-Chi Lake
SHU-Shing Sub-Ward, Tansui Cheng
Taipei, Taiwan R.O.C.

     Consummation of the Agreement is subject to certain conditions detailed in the Agreement attached hereto as Exhibit 2.1, including the infusion of a minimum of $5,000,000 of additional equity capital (the "Equity Capital") into the Company. The Equity Capital is to be in the form of a private placement of Rule 144 "restricted" common stock of the Company at a price not less than 90% of the prevailing bid price of the Company's common stock. If the Equity Capital is not funded by October 25, 1997, or such later date as mutually agreed to by the parties, the Agreement will be terminated automatically.

     The foregoing summary of the Agreement is qualified by reference to the complete text of the Agreement which is filed as Exhibit 2.1 hereto and is incorporated herein by this reference.

Item 7. Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired


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     The  required  financial  statements  are not yet  available.  The required financial statements will be filed by amendment or as part of the Company's annual report on Form 10-KSB for the period ended June 30, 1997, within the required time period.

     (b) Pro Forma Financial Information

     It is not practicable to provide the required financial statements at this time. Management has prepared the accompanying preliminary, unaudited financial statements. The required financial statements will be filed by amendment or as part of the Company's annual report on Form 10-KSB for the period ended June 30, 1997, within the required time period.

     (c) Exhibits.

     2.1 Agreement and Plan of Reorganization between Olympus Ventures, Inc., Rocky Mountain Crystal Water, and the Shareholders of Rocky Mountain Crystal Water, dated September 24, 1997.

     99.1 Press release issued by the Company on October 1, 1997.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 8, 1997                     ROCKY MOUNTAIN INTERNATIONAL LTD.


                                           By: /s/ MICHAEL A. PUHR
                                               ---------------------------------
                                               Michael A. Puhr, President and
                                               Chief Executive Officer



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                       ROCKY MOUNTAIN INTERNATIONAL, LTD.
                   (Formerly known as Olympus Ventures, Inc.)
                             COMBINED BALANCE SHEET
                               AS AT JUNE 30, 1997

                                   (UNAUDITED)
                                   -----------

                                     ASSETS
                                     ------

Current assets:
   Cash and cash equivalents                                       $     28,351
   Accounts receivable                                                  141,860
   Inventory                                                            110,802
                                                                   ------------

         Total current assets                                           281,013

Investments                                                          14,000,000

Fixed assets, net of depreciation                                     1,641,603

Other assets                                                             87,815
                                                                   ------------
TOTAL ASSETS                                                       $ 16,010,431
                                                                   ------------
                      LIABILITIES AND SHAREHOLDERS' EQUITY
                      ------------------------------------

Current liabilities:
    Notes payable                                                  $    145,531
   Accounts payable                                                     457,661
                                                                   ------------

         Total current liabilities                                      603,192

Long term debt                                                          844,439

Other liabilities: Shareholders' loans                                  135,000
                                                                   ------------
TOTAL LIABILITIES                                                     1,582,631
                                                                   ------------

Shareholders' equity:
   Common stock                                                             915
   Paid in capital                                                   32,337,418
   Accumulated deficit                                              (17,910,533)
                                                                   ------------
         Total shareholders' equity                                  14,427,800
                                                                   ------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                         $ 16,010,431
                                                                   ------------

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                       ROCKY MOUNTAIN INTERNATIONAL, LTD.
                   (Formerly known as Olympus Ventures, Inc.)
                          COMBINED STATEMENT OF INCOME
                        FOR THE YEAR ENDED JUNE 30, 1997

                                   (UNAUDITED)
                                   -----------

Revenues                                                            $ 1,859,014

Cost of sales                                                           503,293
                                                                    -----------

Gross profit                                                          1,355,721

Operating expenses                                                    1,451,753
                                                                    -----------

Net operating (Loss)                                                    (96,032)

Other income                                                            120,987
                                                                    -----------

Net (Loss) for the period                                           $    24,955
                                                                    -----------



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                       ROCKY MOUNTAIN INTERNATIONAL, LTD.
                   (Formerly known as Olympus Ventures, Inc.)
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1997

                                   (UNAUDITED)
                                   -----------

1. Organization and Acquisitions:

     During the quarter ended June 30, 1997 there were no new acquisitions. The Company consisted of Olympus Ventures, Inc., the Parent company, and three subsidiaries: Olympus Mills USA, Inc., Baron's International, S.A., and H & D Fashions, S.A. See Note 3 for subsequent acquisition of Rocky Mountain Crystal Water, Inc.

2. Principals of consolidation:

     All material intercompany balances and transactions have been eliminated.

3. Subsequent events:

     On September 24, 1997 a contract was entered into to acquire Rocky Mountain Crystal Water, Inc. The acquisition was made by an exchange of Olympus common stock for 100% of the common stock of Rocky Mountain Crystal Water, Inc. Olympus issued 6,684,759 common shares for 100% of the shares of Rocky Mountain Crystal Water, Inc. An additional 6,000,000 shares are to be issued in one year from date of the contract. The name of Olympus Ventures, Inc. has been changed to Rocky Mountain International, Ltd.

     As a result of this combination, the June 30, 1997 financial statements for Olympus were restated to reflect the combination and the shares issues, as if the combination had taken place on that date.



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                                  EXHIBIT INDEX



Exhibit Number            Description


     2.1 Agreement and Plan of Reorganization between Olympus Ventures, Inc. and Rocky Mountain Crystal Water, dated September 24, 1997.

     99.1 Press release issued by the Company on October 1, 1997.







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